Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

2. Summary of Significant Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. At times, cash and cash equivalent balances may exceed federally insured limits. The Company believes that it mitigates any risks by depositing cash and investing in cash equivalents with major financial institutions.

Revenue and Accounts Receivable

Revenue is derived from services rendered to patients for inpatient psychiatric and substance abuse care, outpatient psychiatric care and adolescent residential treatment and includes revenue payable by the Medicare program (Medicare) administered by the Center for Medicare and Medicaid Services (CMS), state Medicaid programs, commercial insurance (in network and out of network), and other payors including individual patients. Revenue is recorded in the period in which services are provided at established billing rates less contractual adjustments based on amounts reimbursable by Medicare or Medicaid under provisions of cost or prospective reimbursement formulas or amounts due from other third-party payors at contractually determined rates.

The following table presents revenue by payor type as a percentage of revenue (in thousands):

	Year ended December 31,
	2011	2010	2009
Medicare	8%	20%	22%
Medicaid	75	43	40
Commercial	14	34	33
Self-pay	2	3	5
Other	1	—	—

Revenue	100%	100%	100%

On a combined basis, revenue related to the Medicare and Medicaid programs were 83%, 63% and 62% for the years ended December 31, 2011, 2010 and 2009, respectively. The Company’s concentration of credit risk from other payors is reduced by the large number of payors and their geographic dispersion. The Company generated approximately 17% and 16% of its revenue for the year ended December 31, 2011 from facilities located in Arkansas and Mississippi, respectively.

Allowance for Contractual Discounts

The Company derives a significant portion of its revenues from Medicare, Medicaid and other payors that receive discounts from established billing rates. The Medicare and Medicaid regulations and various managed care contracts under which these discounts must be calculated are complex, subject to interpretation and adjustment, and may include multiple reimbursement mechanisms for different types of services provided in the Company’s inpatient facilities and cost settlement provisions. The Company estimates the allowance for contractual discounts on a payor-specific basis given its interpretation of the applicable regulations or contract terms. The services authorized and provided and related reimbursement are often subject to interpretation that could result in payments that differ from the Company’s estimates. Additionally, updated regulations and contract renegotiations occur frequently necessitating continual review and assessment of the estimation process by management.

Settlements under cost reimbursement agreements with third-party payors are estimated and recorded in the period in which the related services are rendered and are adjusted in future periods as final settlements are determined. Final determination of amounts earned under the Medicare and Medicaid programs often occurs in subsequent years because of audits by such programs, rights of appeal and the application of numerous technical provisions. In the opinion of management, adequate provision has been made for any adjustments and final settlements. However, there can be no assurance that any such adjustments and final settlements will not have a material effect on the Company’s financial condition or results of operations. The Company’s cost report receivables were $0.5 million at December 31, 2011 compared to cost report payables of $0.1 million at December 31, 2010, and are included in other current assets and other current liabilities, respectively, in the consolidated balance sheets. The Company believes that these receivables and payables are properly stated and are not likely to be settled for a significantly different amount. The net adjustments to estimated cost report settlements resulted in increases to revenue of approximately $0.2 million and $0.1 million for the years ended December 31, 2011 and 2010, respectively.

The Company believes that it is in compliance with all applicable laws and regulations and is not aware of any pending or threatened investigations involving allegations or wrongdoing. While no such regulatory inquiries have been made, compliance with such laws and regulations can be subject to future government review and interpretation, as well as significant regulatory action including fines, penalties and exclusion from the Medicare and Medicaid programs.

Allowance for Doubtful Accounts

The Company’s ability to collect outstanding patient receivables from third party payors is critical to its operating performance and cash flows. The primary collection risk with regard to patient receivables relates to uninsured patient accounts or patient accounts for which primary insurance has paid, but the portion owed by the patient remains outstanding. The Company estimates uncollectible accounts and establish an allowance for doubtful accounts in order to adjust accounts receivable to estimated net realizable value. In evaluating the collectability of accounts receivable, the Company considers a number of factors, including the age of the accounts, historical collection experience, current economic conditions, and other relevant factors. Accounts receivable that are determined to be uncollectible based on the Company’s policies are written off to the allowance for doubtful accounts. Significant changes in payor mix or business office operations could have a significant impact on the Company’s results of operations and cash flows.

In July 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-07, “Health Care Entities” (Topic 954): Presentation and Disclosure of Patient Service Revenue, Provision for Bad Debts, and the Allowance for Doubtful Accounts for Certain Health Care Entities (“ASU 2011-07”). ASU 2011-07 is effective for fiscal years and interim periods beginning after December 31, 2011, with early adoption permitted. ASU 2011-07 requires healthcare entities to change the presentation of the statement of operations by reclassifying the provision for doubtful accounts from operating expenses to a deduction from revenue. Changes to the presentation of the provision for bad debts should be applied retrospectively to all prior periods presented. The Company has early adopted this guidance and all periods presented in these consolidated financial statements and notes thereto have been reclassified in accordance with ASU 2011-07.

A summary of activity in the Company’s allowance for doubtful accounts is as follows (in thousands):

	Balances at Beginning of Period	Additions Charged to Costs and Expenses	Accounts Written Off, Net of Recoveries	Balances at End of Period
Allowance for doubtful accounts:
Year ended December 31, 2009	$1,109	2,424	(2,159)	$1,374
Year ended December 31, 2010	$1,374	2,239	(2,469)	$1,144
Year ended December 31, 2011	$1,144	3,226	(1,946)	$2,424

Charity Care

The Company provides care without charge to patients who are financially unable to pay for the healthcare services they receive based on Company policies and federal and state poverty thresholds. The costs of providing charity care services were $0.8 million, $0.7 million and $0.7 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Insurance

The Company is subject to medical malpractice and other lawsuits due to the nature of the services we provide. The Company’s operations have professional and general liability insurance for claims in excess of a $50,000 deductible with an insured excess limit of $25 million. The reserve for professional and general liability risks is estimated based on historical claims, demographic factors, industry trends, severity factors, and other actuarial assumptions calculated by an independent third-party actuary. The estimated accrual for professional and general liabilities could be significantly affected should current and future occurrences differ from historical claim trends and expectations. While claims are monitored closely when estimating professional and general liability accruals, the complexity of the claims and wide range of potential outcomes often hampers timely adjustments to the assumptions used in these estimates. The professional and general liability reserve was $2.8 million as of December 31, 2011, of which $1.2 million is included in other accrued liabilities and $1.7 million is included in other long-term liabilities. We estimate receivables for the portion of professional and general liability reserves that are recoverable under our insurance policies based on an independent actuarial evaluation. Such receivable was $1.7 million as of December 31, 2011, of which $0.6 million is included in other current assets and $1.1 million is included in other assets.

The Company’s statutory workers’ compensation program is fully insured with a $500,000 deductible per accident. The reserve for workers’ compensation liability was $3.8 million and $0.9 million as of December 31, 2011 and 2010, respectively. The reserve for workers compensation claims is based upon independent actuarial estimates of future amounts that will be paid to claimants. The Company believes that adequate provisions have been made for workers’ compensation and professional and general liability risk exposures.

Property and Equipment and Other Long-Lived Assets

Property and equipment are recorded at cost. Depreciation is calculated on the straight-line basis over the estimated useful lives of the assets, which typically range from 25 to 30 years for buildings and improvements, three to 10 years for equipment and the shorter of the lease term or estimated useful lives for leasehold improvements. When assets are sold or retired, the corresponding cost and accumulated depreciation are removed from the related accounts and any gain or loss is recorded in the period of sale or retirement. Repair and maintenance costs are expensed as incurred. Depreciation expense was approximately $2.7 million, $0.9 million and $0.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The carrying values of long-lived assets are reviewed for possible impairment whenever events, circumstances or operating results indicate that the carrying amount of an asset may not be recoverable. If this review indicates that the asset will not be recoverable, as determined based upon the undiscounted cash flows of the operating asset over the remaining useful lives, the carrying value of the asset will be reduced to its estimated fair value. Fair value estimates are based on independent appraisals, market values of comparable assets or internal evaluations of future net cash flows.

Goodwill and Indefinite-Lived Intangible Assets

The Company’s goodwill and other indefinite-lived intangible assets, which consist of licenses and accreditations and certificates of need intangible assets that are not amortized, are evaluated for impairment annually during the fourth quarter or more frequently if events indicate that the carrying value of a reporting unit may not be recoverable. The Company comprises one operating segment, behavioral healthcare services, for segment reporting purposes. The behavioral healthcare services operating segment represents one reporting unit for purposes of the Company’s goodwill impairment test. Potential impairment is noted for a reporting unit if its carrying value exceeds the fair value of the reporting unit. For a reporting unit with potential impairment of goodwill, the Company determines the implied fair value of goodwill. If the carrying value of goodwill exceeds its implied fair value, an impairment loss is recorded. Our annual impairment tests of goodwill in 2011, 2010 and 2009 resulted in no goodwill impairment charges.

Other Current Assets

Other current assets consists of the following (in thousands):

	December 31,
	2011	2010
Other receivables	$2,578	$640
Prepaid expenses	2,224	772
Workers’ compensation deposits	1,707	466
Other	3,612	390

Other current assets	$10,121	$2,268

Debt Issuance Costs

Debt issuance costs are deferred and amortized to interest expense over the term of the related debt. Debt issuance costs at December 31, 2011 were $11.3 million, net of accumulated amortization of $1.2 million. Amortization expense related to debt issuance costs, which is reported as interest expense, was approximately $1.2 million for the year ended December 31, 2011. Estimated amortization of debt issuance costs for the years ending December 31, 2012, 2013, 2014, 2015 and 2016 is $2.0 million, $2.0 million, $2.0 million, $1.9 million and $1.2 million, respectively.

Stock Compensation

The Company measures and recognizes the cost of employee services received in exchange for awards of equity instruments based on the grant-date fair value in accordance with Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation.” The Company uses the Black-Scholes valuation model to determine grant-date fair value and use straight-line amortization of share-based compensation expense over the requisite service period of the respective awards.

Earnings Per Share

Basic and diluted earnings per share are calculated in accordance with ASC 260, “Earnings Per Share,” using the weighted-average shares outstanding in each period and dilutive stock options, nonvested shares and warrants, to the extent such securities have a dilutive effect on earnings per share.

Income Taxes

We account for income taxes under the asset and liability method. Under this method, deferred tax assets and liabilities are determined based upon differences between the financial statement carrying amounts and tax bases of assets and liabilities and are measured using the enacted tax laws that will be in effect when the differences are expected to reverse. A valuation allowance for deferred tax assets is established when we believe that it is more likely than not that the deferred tax asset will not be realized. Significant judgments regarding the recognition and measurement of each tax position are required. Our policy is to classify interest and penalties related to income taxes as a component of our tax provision.

Recent Accounting Pronouncements

In August 2010, the FASB issued ASU 2010-24, “Health Care Entities (Topic 954): Presentation of Insurance Claims and Recoveries,” which provides clarification to companies in the healthcare industry on the accounting for professional liability insurance. ASU 2010-24 states that insurance liabilities should not be presented net of insurance recoveries and that an insurance receivable should be recognized on the same basis as the liabilities, subject to the need for a valuation allowance for uncollectible accounts. ASU 2010-24 is effective for fiscal years beginning after December 15, 2010 and was adopted by the Company on January 1, 2011. The adoption of this standard increased other current assets by $0.6 million, other assets by $1.1 million, other current liabilities by $0.6 million and other long-term liabilities by $1.1 million in the consolidated balance sheet as of December 31, 2011.

In August 2010, the FASB issued ASU No. 2010-23, “Measuring Charity Care for Disclosure.” ASU 2010-23 standardizes the basis of disclosure as the costs of providing charity care services. The Company adopted the provisions of ASU 2010-23 effective January 1, 2011 and retrospectively for all periods presented. The adoption of ASU 2010-23 impacted the disclosures provided by the Company relating to charity care in Note 2 but had no impact on the Company’s results of operations.

In December 2010, the FASB issued ASU 2010-28, “Intangible — Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts.” This update requires an entity to perform all steps in the test for a reporting unit whose carrying value is zero or negative if it is more likely than not (more than 50%) that a goodwill impairment exists based on qualitative factors, resulting in the elimination of an entity’s ability to assert that such a reporting unit’s goodwill is not impaired and additional testing is not necessary despite the existence of qualitative factors that indicate otherwise. These changes became effective for the Company beginning January 1, 2011. The adoption of ASU 2010-28 did not have a material impact on the Company’s consolidated financial statements.

In December 2010, the FASB issued ASU 2010-29, “Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations.” This update changes the disclosure of pro forma information for business combinations. These changes clarify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. Also, the existing supplemental pro forma disclosure requirements were expanded to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. These changes became effective for the Company beginning January 1, 2011 and have been reflected in the notes to the consolidated financial statements.

In September 2011, the FASB issued ASU 2011-08, “Intangibles - Goodwill and Other (Topic 350): Testing Goodwill for Impairment.” ASU 2011-08 is intended to simplify how entities test goodwill for impairment. The update permits the Company to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350. ASU 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if an entity’s financial statements for the most recent annual or interim period have not yet been issued. The adoption of ASU 2011-08 is not expected to have a material impact on the Company’s consolidated financial statements.